SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, DC 20549
              _______________________

                      FORM 8-K


      Pursuant to Section 13 or 15 (d) of the
          Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)
                   April 25, 1997



               AMTRUST CAPITAL CORP.
     __________________________________________
(Exact name of registrant as specified in its charter)


DELAWARE                         0-25485                      35-1940250
______________________________________________________________________________
(State or other jurisdiction      (Commission File No.)  (IRS Employer ID No.)
 of incorporation)

20 W. Fifth Street, Peru, Indiana                                   46970
___________________________________________________________________________
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code: (317) 472-1991


                        N/A
  ________________________________________________
(Former name or former address, if changed since last report)


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Item 5.  Other Events

     On April 25, 1997, the Registrant issued the attached press release.

Item 7.  Financial Statements and Exhibits

     (a)   Exhibits

          99.  Press Release, dated April 25, 1997

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMTRUST CAPITAL CORP.



Date:    April 25, 1997       /s/ Jami L. Cornish
                              _________________________
                              Jami L. Cornish, Treasurer and
                              Chief Financial Officer

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EXHIBIT 99

AMTRUST NEWS RELEASE

FOR IMMEDIATE RELEASE
Date: April 25, 1997

FOR MORE INFORMATION CONTACT:
Bruce M. Borst, President and Chief Executive Officer
(765) 472-1991

     AMTRUST CAPITAL CORP. DECLARES CASH DIVIDEND

PERU, INDIANA-- AmTrust Capital Corporation, parent corporation of AmericanTrust Federal Savings Bank, announced that it will pay a quarterly cash dividend of $0.05 per share for the third fiscal quarter of 1997. The dividend will be payable on May 23, 1997 to shareholders of record on May 9, 1997.

AmericanTrust Federal Savings Bank serves communities located in Howard and Miami Counties, Indiana through its main office, one branch office, and a limited service office (which provides all the services of a branch office with the exception of loan origination).

The Corporation had $71.0 million in assets and $7.2 million in stockholders'
equity as of March 31, 1997.   The Corporation's stock is traded on the
Nasdaq Small-Cap System under the symbol "ATSB".